CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 8 to Registration Statement No. 333-65507 of Hart Life Insurance Company Separate Account One, on Form N-4, of our report dated March 25, 2005, relating to the statutory basis financial statements of Hart Life Insurance Company as of and for the years ended December 31, 2004 and 2003, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
May 20, 2005